Commitment and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitment and Contingencies

NOTE 6—COMMITMENT AND CONTINGENCIES

a. Lease agreement

In April 2016, UPL signed an addendum to its November 2014 lease agreement in order to increase the office space rented and to extend the rent period. The lease agreement is effective until 2019.

The rent expenses for the years ending December 31, 2017, 2016 and 2015, are approximately $276, $218 and $121, respectively.

UPI entered into a lease agreement for its office for a period of 7 years commencing on May 1, 2016. As part of the agreement UPI provided the lessor with a letter of credit which renews on an annual basis.

During the fourth quarter, UPI entered into a new lease agreement for its New York headquarters. The lease agreement commenced in October 2017 and shall terminate in February 2021. The rent expense for the year ended December 31, 2017 was approximately $342 and rent expense for the eight months ended December 31, 2016 was $102.

The future minimum lease payments required in each of the next seven years under the lease agreements are $1,115 per year for the year 2018, $1,054 in 2019, $873 in 2020, $305 in 2021, $192 in 2022, and $80 in 2023.

b. Grants from the Israel Innovation Authority (“IIA”), formerly known as the Office of the Chief Scientist of the State of Israel

The Company has received grants from the IIA for research and development funding. Up until 2007, the IIA participation in the funding of the Company’s operations was as part of the Director General Directive 8.2 of Israel by grants provided to Granot Ventures. Since 2008, the funding was provided directly to Company.

The Company is committed to pay royalties to the Government of Israel on proceeds from sales of products in the research and development of which the IIA participates by way of grants. At the time the grants were received, successful development of the related projects was not assured. In the case of failure of a project that was partly financed as above, the Company is not obligated to pay any such royalties. Under the terms of the funding from the IIA, royalties of 3%-4.5% are payable on sales of products developed from a project so funded, up to 100% of the amount of the grant received by the Company (dollar linked); with the addition of annual interest at a rate based on 12-month LIBOR. The Company is subject to several conditions, including restrictions on its intellectual property.

As of December 31, 2017, the maximum royalty amount payable by the Company under these funding arrangements is $2,105 (excluding interest).

c. Financing success fees

The Company entered into agreements with third parties and shareholders in connection with fundraising efforts. In consideration of the services rendered, the Company undertook to pay those third parties and shareholders certain success fees from funds actually received by the Company and/or options to purchase equity of the Company, at a rate agreed between the parties.

Total success fees to third parties for the year ended December 31, 2017 were $28 and payable in cash and for the year ended December 31, 2016 consisted of 5,726 options to third parties to purchase ordinary shares with a fair value of $9.